UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2007

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-32866	20-4427296
(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Blvd., Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

904-996-2810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Florida East Coast Industries, Inc. issued three press releases regarding its merger with a company formed by funds managed by Fortress Investment Group LLC.

A copy of the press releases are attached as Exhibits 99.1, 99.2, and 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Florida East Coast Industries, Inc. press release dated July 25, 2007

99.2	Florida East Coast Industries, Inc. press release dated July 25, 2007

99.3	Florida East Coast Industries, Inc. press release dated July 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

BY:	/s/ Daniel H. Popky
Daniel H. Popky
Executive Vice President,
Chief Financial Officer

Dated:	July 26, 2007